UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 20, 2004

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Hoover Boulevard
Building 219, Suite 200
Tampa, Florida	33609

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Exhibits.
SIGNATURES
Ex-99.1: Press Release

Item 5. Other Events and Required FD Disclosure.

On May 20, 2004, the Company announced the successful completion of the beta test in Michigan of its new behavioral health pharmacy management program. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Exhibits.

Exhibit	Description
99.1	Press release dated May 20, 2004 announcing the successful completion of the Company’s pharmacy program beta test.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

	By:	/s/ Robert J. Landis

		Name:	Robert J. Landis
		Title:	Chairman of the Board, Chief Financial Officer and Treasurer

Date: May 20, 2004

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